EXHIBIT 24.1






                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.


                                                    /s/ Herbert A. Allen
                                                        --------------------
                                                        HERBERT A. ALLEN
                                                        Director
                                                        The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                    /s/ Ronald W. Allen
                                                        ---------------
                                                        RONALD W. ALLEN
                                                        Director
                                                        The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                    /s/ Cathleen P. Black
                                                        -----------------
                                                        CATHLEEN P. BLACK
                                                        Director
                                                        The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, WARREN E. BUFFETT, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.





                                                  /s/ Warren E. Buffett
                                                      -----------------
                                                      WARREN E. BUFFETT
                                                      Director
                                                      The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                            /s/ E. Neville Isdell
                                                -----------------
                                                E. NEVILLE ISDELL
                                                Chairman of the
                                                Board, Chief
                                                Executive Officer
                                                 and Director
                                                The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                               /s/ Barry Diller
                                                  -------------
                                                   BARRY DILLER
                                                   Director
                                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                    /s/ Donald R. Keough
                                                        ----------------
                                                        DONALD R. KEOUGH
                                                        Director
                                                        The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                    /s/ Maria Elena Lagomasino
                                                        -----------------------
                                                        MARIA ELENA LAGOMASINO
                                                        Director
                                                        The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                      /s/ Donald F. McHenry
                                                          -----------------
                                                          DONALD F. MCHENRY
                                                          Director
                                                          The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, ROBERT L. NARDELLI, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                      /s/ Robert L. Nardelli
                                                          ------------------
                                                          ROBERT L. NARDELLI
                                                          Director
                                                          The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                      /s/ Sam Nunn
                                                          --------
                                                          SAM NUNN
                                                          Director
                                                          The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, J. PEDRO REINHARD, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                      /s/ J. Pedro Reinhard
                                                          -----------------
                                                          J. PEDRO REINHARD
                                                          Director
                                                          The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                   /s/ James D. Robinson III
                                                       ---------------------
                                                       JAMES D. ROBINSON III
                                                       Director
                                                       The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                     /s/ Peter V. Ueberroth
                                                         ------------------
                                                         PETER V. UEBERROTH
                                                         Director
                                                         The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                                    /s/ James B. Williams
                                                        ---------------------
                                                        JAMES B. WILLIAMS
                                                        Director
                                                        The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.




                                               /s/ Gary P. Fayard
                                                   --------------
                                                   GARY P. FAYARD
                                                   Executive Vice President and
                                                     Chief Financial Officer
                                                   The Coca-Cola Company

                                POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS THAT I, CONNIE D. MCDANIEL, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, and CAROL CROFOOT HAYES, Assistant Vice President and Deputy Secretary for Board Affairs of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 15,000 shares of Common Stock, par value $.25 per share, of the Company in accordance with the authorization of the Board of Directors; (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and
(iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of February, 2005.



                                              /s/ Connie D. McDaniel
                                                  ------------------
                                                  CONNIE D. MCDANIEL
                                                  Vice President and Controller
                                                  The Coca-Cola Company